UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

June 1, 2016

Date of Report (Date of Earliest Event Reported)

Commission File No. 0-29935

CROWN EQUITY HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Nevada, USA	33-0677140
(State of Incorporation or organization)	(I.R.S. Employer Identification No.)

11226 Pentland Downs, Las Vegas, NV 89141

(Address of principal executive offices)(Zip code)

Company's telephone number, including area code: (702) 448-1543

ITEM 5.02 Departure of Directors or Principal Officers; Election of Officers; Appointment of Principal Officers.

Las Vegas, NV — June 2, 2016 — Crown Equity Holdings Inc. (CRWE) today announced a few executive management changes with the following appointments to improve focus on strategy, innovation and positioning.

ITEM 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press release dated June 2, 2016

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN EQUITY HOLDINGS INC.

Dated: June 2, 2016	By:	/s/ Mike Zaman
Mike Zaman
CEO